Exhibit 99.2

First-Quarter 2010 Results ALTRA HOLDINGS, INC. May 5, 2010 11:00 AM ET Dial In Number 877-407-8293 Domestic 201-689-8349 International Replay Number Through May 12, 2010 877-660-6853 Domestic 201-612-7415 International

Safe Harbor Statement Cautionary Statement Regarding Forward Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects," "estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that actual results could differ materially from our expectations. These statements include, but may not be limited to, those comments regarding expectations related to the results of cost-reduction efforts, plant closings, new product developments, expected market share gains, improvement in sales and our ability to achieve those results, and our guidance relating to free cash flow, net sales, earnings per share, capital expenditures, and depreciation and amortization. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) fluctuations in the costs of raw materials used in our products, (8) product liability claims, (9) work stoppages and other labor issues, (10) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (11) loss of key management and other personnel, (12) changes in pension and retirement liabilities, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with our debt leverage and operating covenants under our debt instruments, (19) risks associated with restrictions contained in our Senior Secured Notes, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) our ability to complete cost reduction actions and risks associated with such actions, (23) risks associated with implementation of our new ERP system, and (24) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Holdings, Inc. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise. 1

14% sequential sales increase; Up 3% year over year YOY EPS grew from $0.05 in Q1 2009 to $0.22 in Q1 2010 Non-GAAP EPS grew 100% to $0.24 in Q1 2010 71% increase from sequential fourth quarter of 2009 Volume leverage, cost savings and ongoing productivity improvements drove earnings growth Demand momentum at several early cycle end markets improving Distributor destocking tapering off First-Quarter 2010 Highlights 2

Drive organic growth through product development and new projects with existing and new customers Acquire complementary companies Expand coverage of underpenetrated geographies Broaden presence in new high-growth markets, including renewable energy, aerospace & defense and automotive Focus on improving efficiency of organization through Altra Business System Strategic Initiatives 3

First-Quarter 2010 Financial Highlights 4
Q1 2010Q1 2009% Change($ millions)Net Sales$127.7 $124.5 2.6%Gross Profit$37.4 $32.2 16.1%% of Revenues29.3%25.9%SG&A$21.0 $21.7 -3.2%% of Revenues16.4%17.4%Income from operations$13.6 $8.5 60.0%% of Revenues10.6%6.8%Recurring Net Income$6.4 $3.0 113.3%% of Revenues5.0%2.4%Recurring Earnings Per Share: Diluted$0.24 $0.12 100.0%Weighted Average CommonShares Outstanding: Diluted26,425 25,943 1.9%

2nd Quarter 2009 Recurring Net Income First-Quarter 2010 Recurring Net Income 5
Recurring Net Income(amounts in millions)Q1 2010Q1 2009Reported Net Income$5.7 $1.4 Restructuring charges 1.0 1.9 Other post employment benefit plan settlement gain — (1.5)Inventory adjustment due to economic downturn — 2.2 Tax impact of above adjustments (0.4) (a) (1.0)(b)Recurring Net Income$6.4 $3.0 (a)tax impact is calculated by multiplying the estimated effective tax rate, 33.5% by the above items(b)tax impact is calculated by multiplying the estimated effective tax rate, 38.5% by the above items

Balance Sheet Highlights 6
Balance Sheet Highlights(amounts in millions)Q1 2010Q1 2009Cash$53.6 $61.4 Debt:Line of Credit — 6.0 9% Notes — 242.5 8.125% Senior Secured Notes 210.0 — 11 1/4% Notes — 4.7 Capitalized Leases 1.6 2.5 IRB’s 5.3 5.3 Mortgages 2.9 2.0 Total Debt$219.8 $263.0 Net Debt$166.2 54.0%$201.6 61.0%Shareholders’ Equity$141.3 46.0%$128.7 39.0%Total Capitalization$307.5 100.0%$330.3 100.0%

First-Quarter 2010 Working Capital 7
Balance Sheet(amounts in millions)Operating Working Capital:Q1 2010Q4 2009Q3 2009Q2 2009Accounts Receivable $ 65.8 $ 52.9 $ 58.6 $ 62.3 Inventories 72.8 71.9 72.3 79.4 Accounts Payable (35.8) (27.4) (25.8) (24.5)Operating Working Capital $ 102.8 $ 97.4 $ 105.1 $ 117.2

Revised 2010E Outlook $470 - $485 Million in sales $0.70 - $0.80 Non-GAAP recurring diluted earnings per share Free cash flow $20 - $25 Million Approximately $13.0 Million in capital expenditures $22 - $23 Million in depreciation and amortization Tax rate approximately 33%-35% 8

Summary Solid results in Q1 2010 Sequential and year-over-year top- and bottom-line growth Good progress on strategic growth initiatives Raised outlook for 2010 Key early cycle markets beginning to grow Positive signs that we may see orders from late cycle markets in late 2010 with sales growth in 2011 9

As used in this news release and the accompanying slides posted on the company's website, non-GAAP recurring diluted earnings per share, non-GAAP recurring income from operations and non-GAAP recurring net income are each calculated using either net income or income from operations that excludes premiums, discounts and interest expense associated with the extinguishment of debt, other post employment benefit plan settlement gains, restructuring costs, inventory adjustments due to the economic downturn and other income or charges that management does not consider to be directly related to the company's core operating performance. Non-GAAP recurring diluted earnings per share is calculated by dividing non-GAAP recurring net income by GAAP weighted average shares outstanding (diluted). As used in this news release and the accompanying slides posted on the company's website, non-GAAP free cash flow is calculated as cash flow from operations less capital expenditures. As used in the accompanying slides posted on the company's website, non-GAAP net debt is calculated as total debt less cash and non-GAAP total capitalization is calculated as non-GAAP net debt plus shareholders' equity. Altra believes that the presentation of non-GAAP recurring net income, non-GAAP recurring income from operations, non-GAAP recurring diluted earnings per share, free cash flow, net debt and total capitalization provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. 10 Discussion of Non-GAAP Measures